Subsequent Events	12 Months Ended
Dec. 31, 2025
EBP 004 [Member]
Employee Benefit Plan Subsequent Event [Line Items]
Subsequent Events
11.	Subsequent Events
The Plan Administrator has evaluated subsequent events through the date the financial statements were available to be issued. There were no events or transactions discovered during this evaluation that require recognition or disclosure in the financial statements, other than the item described below.
The IRS announced the following changes for contributions during 2026. The maximum amount you can contribute to your retirement plan is $24,500. The age 50 catch-up contribution is $8,000. If you attain age 60 to 63 in 2026, you have a higher catch-up contribution limit of $11,250. Beginning in 2026, if you are age 50 or older and earned more than $150,000 in the previous year, any catch-up contributions you choose to make must be made as Roth (after-tax) contributions, as required by the SECURE 2.0 Act.